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                                                                      EXHIBIT 23


                        CONSENT OF INDEPENDENT AUDITORS

         We hereby consent to the incorporation by reference in the Post-Effective Amendment No. 1 on Form S-8 to the Registration Statements on Form S-4 (Nos. 333-66644 and 333-666444-01) and the Registration Statements on Form S-3 (Nos. 333-89604, 333-40302, 333-40014 and 333-444925) of Pride
International, Inc. of our report dated March 11, 2004 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Houston, Texas
March 15, 2004